UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 17, 2001
                Date of Report (Date of earliest event reported)



                        AUDIO VISUAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


                    DELAWARE           1-14234              13-3466655
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         file number)         Identification No.)


111 WEST OCEAN BOULEVARD, SUITE 1110, LONG BEACH, CALIFORNIA          90802
(Address of principal executive offices)                              (Zip code)

                                 (562) 366-0620
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address if changed since last report.)

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Item 3.  Bankruptcy or Receivership.

          On December 17, 2001, Audio Visual Services Corporation (the "Company"), and its domestic subsidiaries ("Subsidiaries"), Audio Visual Services (NY) Corporation, AVSC Intellectual Property Management, Inc., Audio Visual Services Group, Inc., Visual Action Holdings, Inc., and HRI, V.I., Inc. filed a joint voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. No trustee, receiver or fiscal agent has been appointed and the Company and Subsidiaries remain debtors-in-possession. The Company has filed a pre-negotiated plan of reorganization (the "Plan") and awaits an order confirming the Plan to be entered by the Court.

Item 5.  Other Events.

          A copy of the press release, dated December 17, 2001, issued by the Company is attached as an exhibit to this report and is incorporated herein by reference.

                                  EXHIBIT INDEX

Exhibit
  No.           Description
-------         -----------

99.1            Press Release issued by the registrant, dated December 17, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AUDIO VISUAL SERVICES CORPORATION
Date:  December 17, 2001



                                         /s/ Digby J. Davies
                                         --------------------------------------
                                         Name:  Digby J. Davies
                                         Title: President, Chief Operating
                                                Officer, Acting Chief Financial
                                                Officer and Director